EXHIBIT 10.19

FORM OF STATEMENT OF CONFIDENTIALITY,
NON-DISCLOSURE AND NON-COMPETE

Name

Address

City	State	Zip

Telephone	Work

Email Address

Mentor Capital Consultants, Inc. (MentorCap) and its subsidiary, AeroGrow International, Inc., (AeroGrow) may be sharing critical, confidential, product information with you on its products and its marketing/distribution plans for these products.

Understanding this, I, ___________________________________________ and my successors, employees, officers, affiliated consultants and agents, agree to respect the confidentiality of AeroGrow's products, product concepts and marketing/distribution plans; agreeing not to sell, assign, or disclose any confidential information to any other person, organization or corporation without our prior written permission.

In addition, I agree not to compete directly or indirectly with AeroGrow and its successors and assigns by owning, managing, operating, consulting or being employed in a business substantially similar to, or competitive with, AeroGrow's business.

Upon request, I agree to immediately return to MentorCap any models, plans, prototypes, photos, blueprints or drawings provided by MentorCap.

X	Date
Consultant

X	Date
Mentor Capital Consultants, Inc.
Representative